                                                                   Exhibit 99.2


      TART03B.CDI #CMOVER_3.0B ASSET_BACKED_AUTOLOAN ! MAX_CF_VECTSIZE 540

            Created by Intex Deal Maker v3.5.291 , subroutines 3.0f3
                               10/16/2003 1:31 PM

   Modeled in the Intex CMO Modeling Language, (WNYC14904692) which is copyright
(c) 2003 by Intex Solutions, Inc. Intex shall not be held liable for the accuracy of this data nor for the accuracy of information which is derived from this data.

   This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).

   This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors.

   CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.

   Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

   DEFINE CONSTANT #OrigCollBal = 1024700567.30

   DEFINE CONSTANT #OrigBondBal = 1024700567.30

         FULL DEALNAME:    TART03B

         DEAL SIZE:        $ 1024700567.30
         PRICING SPEED:    1.7% ABS
         ISSUE DATE:       20031001
         SETTLEMENT DATE:  20031029

   OPTIONAL REDEMPTION:    "CLEANUP"
                            COLL FRAC 10%
                            PRICE P (COLL BAL);

   Record date delay: 11

   DEFINE TR INDEXDEPS ALL

      DEAL CLOCK INFO
         ISSUE CDU DATE              20031001
         DEAL FIRSTPAY DATE          20031112


   DEFINE DYNAMIC STICKY #NetRate = (COLL I MISC("COUPON"))/COLL PREV BAL * 1200

   DEFINE DYNAMIC STICKY #NetRateActual360 = #Netrate * 30 / DAYS DIFF(CURDATE, MONTHS ADD(CURDATE,-1))


   DEFINE #FGBal     = 0
   DEFINE #FGWrapBal = 932000000


TOLERANCE WRITEDOWN 0LOSS 9999999999999.00
TOLERANCE INTEREST        9999999999999.00

DEFINE TRANCHE "EXP", "A1", "A2", "A3", "A4", "B"

   DEFINE #SpecAcctBal = 0

Tranche "EXP" SEN_FEE_NO
   Block (#FGWrapBal); at 0.23 NOTIONAL WITH FORMULA BEGIN (IF COLL PREV BAL > 0 THEN #FGWrapBal ELSE 0 );
                                                       END (IF COLL BAL > 0 THEN
#FGWrapBal ELSE 0 );

            DAYCOUNT 30360 FREQ M
            Delay 0  Dated 20031029  Next 20031112

Tranche "A1" SEN FIX
   Block 193000000.00 at 1.13  FREQ M
         DAYCOUNT ACTUAL360 BUSINESS DAY NONE
         Delay 0  Dated 20031029  Next 20031112

Tranche "A2" SEN FIX
   Block 280000000.00 at 1.54  FREQ M
         DAYCOUNT 30360 BUSINESS DAY NONE
         Delay 0  Dated 20031029  Next 20031112

Tranche "A3" SEN FIX
   Block 210000000.00 at 2.4  FREQ M
         DAYCOUNT 30360 BUSINESS DAY NONE
         Delay 0  Dated 20031029  Next 20031112

Tranche "A4" SEN FIX
   Block 249000000.00 at 3.16  FREQ M
         DAYCOUNT 30360 BUSINESS DAY NONE
         Delay 0  Dated 20031029  Next 20031112

Tranche "B" JUN FIX
   Block 92700567.30 at 8  FREQ M
         DAYCOUNT 30360 BUSINESS DAY NONE
         Delay 0  Dated 20031029  Next 20031112

Tranche "R" JUN RES
   Block 1024700567.30 at 0 NOTIONAL WITH GROUP 0 SURPLUS DAYCOUNT 30360
         BUSINESS DAY NONE   FREQ M Delay 0 Dated 20031012 Next 20031112

Tranche "AAABONDS" PSEUDO
   Block USE PCT 100.0 100.0 of A1#1
   Block USE PCT 100.0 100.0 of A2#1
   Block USE PCT 100.0 100.0 of A3#1
   Block USE PCT 100.0 100.0 of A4#1

Tranche "AAABONDS+WRAP" PSEUDO
   Block USE PCT 100.0 100.0 of EXP#1
   Block USE PCT 100.0 100.0 of A1#1
   Block USE PCT 100.0 100.0 of A2#1
   Block USE PCT 100.0 100.0 of A3#1
   Block USE PCT 100.0 100.0 of A4#1

DEFINE PSEUDO TRANCHE COLLAT
   Delay 11 Dated 20031001 Next 20031112 Settle 20031029

   RESERVE FUND "SPREAD ACCT" ON TRANCHE "A1"&"A2"&"A3"&"A4"
                  COVERS DELINQ LOSSES
                  COVERS INTEREST SHORTFALLS
                  EXCESS TO "R#1"
                  BALANCE CAP (#SpecAcctBal);
                  FUNDING FROM RULES
                  STARTING BALANCE (3.00% * #OrigCollBal);
                  BY "DM"

   FINANCIAL GUARANTY "FG" ON TRANCHE "A1"&"A2"&"A3"&"A4"
                  COVERS DELINQ LOSSES _
                  COVERS INTEREST SHORTFALLS _
                  TOTAL_PAYOUT_CAP 0.001 _
                  BY "DM"

   CLASS "EXP"       NO BUILD TRANCHE

                     = "EXP"
   CLASS "A1"        NO BUILD TRANCHE
                     = "A1"
   CLASS "A2"        NO BUILD TRANCHE
                     = "A2"
   CLASS "A3"        NO BUILD TRANCHE
                     = "A3"
   CLASS "A4"        NO BUILD TRANCHE
                     = "A4"
   CLASS "B"         NO BUILD TRANCHE
                     = "B"
   CLASS "RESID"     NO BUILD TRANCHE
                     = "R#1"
   CLASS "A" WRITEDOWN BAL PRORATA ALLOCATION
                     = "A1" "A2" "A3" "A4"

   CLASS "ROOT"
               WRITEDOWN BAL RULES
               DISTRIB CLASS RULES
                  = "EXP" "A" "B"  "RESID"

   DEFINE PSEUDO TRANCHE CLASS "A"        Delay 0  Dated 20031029  Next 20031112
DAYCOUNT 30360 BUSINESS_DAY NONE


   CROSSOVER When 0


   INTEREST SHORTFALL FULL PREPAY    Compensate Pro rata
                      PARTIAL PREPAY Compensate Pro rata
                      LOSS           Compensate Pro rata


   tranche "#OCPct"                  SYMVAR
   tranche "#OCAmt"                  SYMVAR
   tranche "#OCandSubPct"            SYMVAR
   tranche "#APct"                   SYMVAR
   tranche "#RsvPct"                 SYMVAR
   tranche "#AAccPDA0"               SYMVAR
   tranche "#CollPerfBal"            SYMVAR

   CMO Block Payment Rules
-----------------------------------

   Collateral Performing Balance
-----------------------------------
   calculate:  #CollPerfBal    = COLL("PERFBAL")
-----------------------------------

   Reserve Fund Calcs and Excess Release
-----------------------------------
   calculate:  #InitBal        = 3.00% * #OrigCollBal
   calculate:  #TargBal        = 3.00% * COLL BAL
   calculate:  #FloorBal       = MIN(2.00% * #OrigCollBal, BBAL("A","B"))
-----------------------------------
   calculate:  #SpecAcctBal    = MAX(MIN(#InitBal, #TargBal), #FloorBal)
-----------------------------------

   Priority PDA
-----------------------------------
   calculate:  #FirstPDA       = MAX(0.00, BBAL("A1","A2","A3","A4") - COLL BAL)
                               tart03b.cdi.txt
   calculate:  #FirstPDA0      = #FirstPDA
   calculate:  #SecondPDA      = MAX(0.00, MAX(0.00, BBAL("A1","A2","A3","A4",
"B") - COLL BAL) - #FirstPDA )
   calculate:  #SecondPDA0     = #SecondPDA
   calculate:  #ARemBal        = MAX(0.00, BBAL("A1","A2","A3","A4") -
#FirstPDA - #SecondPDA)
   calculate:  #AReqProForma   = 87.00% * COLL BAL
   calculate:  #CollReduct     = MAX(0.00, COLL PREV BAL - COLL BAL)
   calculate:  #StepDownAmt    = MAX(0.00, #AReqProForma - (#ARemBal +
#FirstPDA + #SecondPDA - #CollReduct))
   calculate:  #ARegPDA        = MAX(0.00, #CollReduct - #FirstPDA - #SecondPDA
- #StepDownAmt)
-----------------------------------

-----------------------------------
   calculate :  "A"
   NO CHECK  CUSTOM  AMOUNT    = 0

   calculate :  "B"
   NO_CHECK  CUSTOM  AMOUNT    = 0
-----------------------------------

   Pay Interest to Class A
-----------------------------------
       pay :   CLASS INTEREST SEQUENTIAL ("A")
       pay :   CLASS INTSHORT SEQUENTIAL ("A")
-----------------------------------
      from :   CLASS ("A")
       pay :   CLASS INTEREST PRO_RATA ("A1"; "A2"; "A3";"A4")
       pay :   CLASS INTSHORT PRO_RATA ("A1"; "A2"; "A3";"A4")
-----------------------------------

   Pay First Priority PDA
-----------------------------------
      from :   SUBACCOUNT ( #FirstPDA, CLASS "ROOT" )
       pay :   CLASS BALANCE  SEQUENTIAL  ( "A" )
-----------------------------------
      from :   SUBACCOUNT ( #FirstPDA, CREDIT_ENHANCEMENT "SPREAD_ACCT" )
       pay :   CLASS BALANCE  SEQUENTIAL  ( "A" )
-----------------------------------
      from :   SUBACCOUNT ( #FirstPDA, CREDIT_ENHANCEMENT "FG" )
       pay :   CLASS BALANCE  SEQUENTIAL  ( "A" )
-----------------------------------
      from :   CLASS ( "A" )
       pay :   CLASS BALANCE SEQUENTIAL ( "A1", "A2", "A3", "A4" )
-----------------------------------
      from :   CLASS ( "A1" )
       pay :   SEQUENTIAL ( "A1#1" )
-----------------------------------
      from :   CLASS ( "A2" )
       pay :   SEQUENTIAL ( "A2#1" )
-----------------------------------
      from :   CLASS ( "A3" )
       pay :   SEQUENTIAL ( "A3#1" )
-----------------------------------
      from :   CLASS ( "A4" )
       pay :   SEQUENTIAL ( "A4#1" )
-----------------------------------

   Pay Wrap Fee

-----------------------------------
       pay :   CLASS ENTIRETY SEQUENTIAL ("EXP")

-----------------------------------
      from :   CREDIT ENHANCEMENT ("SPREAD ACCT")
       pay :   CLASS ENTIRETY SEQUENTIAL ("EXP")
-----------------------------------

   Pay Second Priority PDA
-----------------------------------
      from :   SUBACCOUNT (#SecondPDA, CLASS "ROOT")
       pay :   CLASS BALANCE SEQUENTIAL  ("A")
-----------------------------------
      from :   SUBACCOUNT (#SecondPDA, CREDIT ENHANCEMENT "SPREAD ACCT")
       pay :   CLASS BALANCE  SEQUENTIAL  ("A")
-----------------------------------
      from :   CLASS ("A")
       pay :   CLASS BALANCE SEQUENTIAL ("A1", "A2", "A3", "A4")
-----------------------------------
      from :   CLASS ("A1")
       pay :   SEQUENTIAL ("A1#1")
-----------------------------------
      from :   CLASS ("A2")
       pay :   SEQUENTIAL ("A2#1")
-----------------------------------
      from :   CLASS ("A3")
       pay :   SEQUENTIAL ("A3#1")
-----------------------------------
      from :   CLASS ("A4")
       pay :   SEQUENTIAL ("A4#1")
-----------------------------------

   Pay Interest to Class B
-----------------------------------
       pay :   CLASS INTEREST SEQUENTIAL  ("B")
       pay :   CLASS INTSHORT SEQUENTIAL  ("B")
-----------------------------------

   Pay Class A Regular Principal
-----------------------------------
      from :   SUBACCOUNT (#ARegPDA, CLASS "ROOT")
       pay :   CLASS BALANCE  SEQUENTIAL  ("A")
-----------------------------------
      from :   CLASS ("A")
       pay :   CLASS BALANCE SEQUENTIAL ("A1", "A2", "A3", "A4")
-----------------------------------
      from :   CLASS ("A1")
       pay :   SEQUENTIAL ("A1#1")
-----------------------------------
      from :   CLASS ("A2")
       pay :   SEQUENTIAL ("A2#1")
-----------------------------------
      from :   CLASS ("A3")
       pay :   SEQUENTIAL ("A3#1")
-----------------------------------
      from :   CLASS ("A4")
       pay :   SEQUENTIAL ("A4#1")
-----------------------------------

   Build the Reserve Fund
-----------------------------------
   calculate : #SpecAcctFund   = MAX(0.00, #SpecAcctBal - CREDIT ENHANCEMENT
("SPREAD_ACCT"))
-----------------------------------
      from :   CLASS ("ROOT")
subject to :   CEILING (#SpecAcctFund)
       pay :   CREDIT ENHANCEMENT ("SPREAD ACCT")
-----------------------------------

   Pay Class A Accelerated Principal from Cash and Excess Reserve Releases
-----------------------------------
 calculate :   #AProForma      = BBAL("A1#1","A2#1","A3#1","A4#1")
 calculate :   #AAccPDA        = MAX(0.00, #AProForma - #AReqProForma)
 calculate :   #AAccPDA0       = #AAccPDA
 calculate :   #SpecAcctRel1   = MAX(0.00, CREDIT ENHANCEMENT ("SPREAD ACCT") -
#SpecAcctBal)
-----------------------------------
      from :  SUBACCOUNT (#AAccPDA, CLASS "ROOT")
       pay :  CLASS BALANCE  SEQUENTIAL  ("A")
-----------------------------------
      from :   SUBACCOUNT (#AAccPDA, CREDIT ENHANCEMENT "SPREAD ACCT")
subject to :   CEILING (#SpecAcctRel1)
       pay :   CLASS BALANCE  SEQUENTIAL  ("A")
-----------------------------------
      from :   CLASS ("A")
       pay :   CLASS BALANCE SEQUENTIAL ("A1", "A2", "A3", "A4")
-----------------------------------
      from :   CLASS ("A1")
       pay :   SEQUENTIAL ("A1#1")
-----------------------------------
      from :   CLASS ("A2")
       pay :   SEQUENTIAL ("A2#1")
-----------------------------------
      from :   CLASS ("A3")
       pay :   SEQUENTIAL ("A3#1")
-----------------------------------
      from :   CLASS ("A4")
       pay :   SEQUENTIAL ("A4#1")
-----------------------------------

   Pay Off Class B
-----------------------------------
 calculate :   #SpecAcctRel2   = MAX(0.00, CREDIT ENHANCEMENT ("SPREAD ACCT") -
#SpecAcctBal)
-----------------------------------
      from :   CLASS ("ROOT")
       pay :   CLASS BALANCE SEQUENTIAL ("B")
-----------------------------------
      from :   CREDIT_ENHANCEMENT("SPREAD_ACCT")
subject to :   CEILING (#SpecAcctRel2)
       pay :   CLASS BALANCE  SEQUENTIAL  ("B")
-----------------------------------
      from :   CLASS ("B")
       pay :   SEQUENTIAL ("B#1")
-----------------------------------

   Release Remaining Excess Reserve to Residual
-----------------------------------
 calculate :   #SpecAcctRel3   = MAX(0.00, CREDIT ENHANCEMENT ("SPREAD ACCT") -
#SpecAcctBal)
-----------------------------------
      from :   CREDIT ENHANCEMENT("SPREAD ACCT")
subject to :   CEILING (#SpecAcctRel3)
       pay :   AS INTEREST ("R")
-----------------------------------

   Release Excess Spread to Residual
                                tart03b.cdi.txt
-----------------------------------
      from :   CLASS ("ROOT")
       pay :   AS INTEREST ("R")
-----------------------------------

   Other
-----------------------------------
 calculate :  #FGWrapBal       = BBAL("A1#1","A2#1","A3#1","A4#1")
-----------------------------------
 calculate :  #LastFGBal       = #FGBal
 calculate :  #FGBal           = CREDIT ENHANCEMENT("FG")
 calculate :  #FGDraw          = MAX(0.00, #FGBal - #LastFGBal)
-----------------------------------

-----------------------------------
 calculate :   #OCAmt          = COLL BAL -
BBAL("A1#1","A2#1","A3#1","A4#1","B#1")
 calculate :   #OCandSubAmt    = COLL BAL - BBAL("A1#1","A2#1","A3#1","A4#1")
 calculate :   #OCPct          = #OCAmt / COLL BAL * 100
 calculate :   #OCandSubPct    = #OCandSubAmt / COLL BAL * 100
 calculate :   #APct           = BBAL("A1#1","A2#1","A3#1","A4#1") / COLL BAL *
100
 calculate :   #RsvPct         = CREDIT ENHANCEMENT( "SPREAD ACCT" ) / COLL BAL
* 100

-----------------------------------


   Collateral

            Factor      --Delay--
      Type   Date       P/Y    BV   Use BV for 0
      WL  20031001    9999 9999   FALSE

Pool#  Type  Gross  Current  Original  --Fee--          Maturity Orig!
M        1     WL      00       WAC    14.237   ( 45664689.47 / 45664689.47 );
M        2     WL      00       WAC    17.323   ( 38345986.95 / 38345986.95 );
M        3     WL      00       WAC    19.904   ( 39863705.91 / 39863705.91 );
M        4     WL      00       WAC    14.305   ( 34360215.22 / 34360215.22 );

Pool#  Type    Coupon     Factor  Balance   P/Y    BV    P/Y          BV          Term!!     BEGINNING OF COLLATERAL
M        1   45664689.47    2.25     2.25   57:1   57:1   58  NO_CHECK BALLOON  SCHED_AMORT          58
M        2   38345986.95    2.25     2.25   58:1   58:1   59  NO_CHECK BALLOON  SCHED_AMORT          59
M        3   39863705.91    2.25     2.25   57:1   57:1   58  NO_CHECK BALLOON  SCHED_AMORT          58
M        4   34360215.22    2.25     2.25   54:4   54:4   58  NO_CHECK BALLOON  SCHED_AMORT          58

Pool#  Type  Gross  Current  Original  --Fee--          Maturity Orig!
M        5     WL      00       WAC    17.283   ( 35762357.84 / 35762357.84 );
M        6     WL      00       WAC    19.915   ( 43084968.78 / 43084968.78 );
M        7     WL      00       WAC    13.907   ( 16075130.70 / 16075130.70 );
M        8     WL      00       WAC    17.465   ( 20685142.19 / 20685142.19 );
M        9     WL      00       WAC    20.347   ( 42831350.00 / 42831350.00 );
M        10    WL      00       WAC    14.064   (190924341.06 /190924341.06 );
M        11    WL      00       WAC    17.117   ( 94697704.98 / 94697704.98 );
M        12    WL      00       WAC    19.319   ( 36629844.10 / 36629844.10 );
M        13    WL      00       WAC    14.087   (124875490.52 /124875490.52 );
M        14    WL      00       WAC    17.066   ( 88212552.34 / 88212552.34 );
M        15    WL      00       WAC    19.374   ( 36579389.86 / 36579389.86 );
M        16    WL      00       WAC    13.715   ( 58222742.17 / 58222742.17 );
M        17    WL      00       WAC    17.350   ( 44553545.40 / 44553545.40 );
M        18    WL      00       WAC    19.768   ( 33331409.81 / 33331409.81 );

Pool#  Type     Coupon     Factor  Balance   P/Y    BV    P/Y          BV          Term!!     BEGINNING OF COLLATERAL
M        5    35762357.84    2.25     2.25   55:4   55:4   59  NO_CHECK BALLOON  SCHED_AMORT          59
M        6    43084968.78    2.25     2.25   54:4   54:4   58  NO_CHECK BALLOON  SCHED_AMORT          58
M        7    16075130.70    2.25     2.25   48:9   48:9   57  NO_CHECK BALLOON  SCHED_AMORT          57
M        8    20685142.19    2.25     2.25  48:11  48:11   59  NO_CHECK BALLOON  SCHED_AMORT          59
M        9    42831350.00    2.25     2.25  45:13  45:13   58  NO_CHECK BALLOON  SCHED_AMORT          58
M        10  190924341.06    2.25     2.25   70:1   70:1   71  NO_CHECK BALLOON  SCHED_AMORT          71
M        11   94697704.98    2.25     2.25   70:1   70:1   71  NO_CHECK BALLOON  SCHED_AMORT          71
M        12   36629844.10    2.25     2.25   69:1   69:1   70  NO_CHECK BALLOON  SCHED_AMORT          70
M        13  124875490.52    2.25     2.25   67:4   67:4   71  NO_CHECK BALLOON  SCHED_AMORT          71
M        14   88212552.34    2.25     2.25   67:4   67:4   71  NO_CHECK BALLOON  SCHED_AMORT          71
M        15   36579389.86    2.25     2.25   66:4   66:4   70  NO_CHECK BALLOON  SCHED_AMORT          70
M        16   58222742.17    2.25     2.25   62:9   62:9   71  NO_CHECK BALLOON  SCHED_AMORT          71
M        17   44553545.40    2.25     2.25  58:12  58:12   70  NO_CHECK BALLOON  SCHED_AMORT          70
M        18   33331409.81    2.25     2.25  56:13  56:13   69  NO_CHECK BALLOON  SCHED_AMORT          69